                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B
              As of and for the year ended September 30, 1999

Investor Allocation Percentage                          98.00%

Principal Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Principal Allocations
Class A1                                        41,283,298.96
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                      41,283,298.96

Interest Distributions
Class A1                                        17,723,361.15
Class A2                                        30,989,305.52
Class A3                                         5,243,088.85
Class B                                          4,633,675.24
                                             ----------------
     Total                                      58,589,430.76

Interest Allocations
Class A1                                        17,922,500.04
Class A2                                        31,337,499.96
Class A3                                         5,301,999.96
Class B                                          4,685,739.00
                                             ----------------
     Total                                      59,247,738.96

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                         1,493,541.67
Class A2                                         2,611,458.33
Class A3                                           441,833.33
Class B                                            390,478.25
                                             ----------------
     Total                                       4,937,311.58

Outstanding Principal Balance
Class A1                                       335,000,000.00
Class A2                                       575,000,000.00
Class A3                                        96,400,000.00
Class B                                         71,538,000.00
                                             ----------------
     Total                                   1,077,938,000.00

                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B
              As of and for the year ended September 30, 1999

Reimbursed Loss Amounts
Class A1                                         1,691,410.86
Class A2                                         2,903,051.87
Class A3                                           486,433.33
Class B                                            360,937.97
                                             ----------------
     Total                                       5,441,834.03

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                         3,344,727.80
Class A2                                         5,740,721.25
Class A3                                           961,911.21
Class B                                            713,746.90
                                             ----------------
     Total                                      10,761,107.16

Distributions To Transferor                     19,755,274.43
Allocations To Transferor                                0.00
Aggregate Net Investment Value               1,058,169,997.78
Payments Ahead                                   2,777,255.81
Change in Payments Ahead from the
     previous year - increase/(decrease)          (810.781.81)
Servicer Advances                                3,210,644.76
Change in Servicer Advance from the
     previous year - increase/(decrease)           774,002.29

Reserve Fund                                    60,496,537.49
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00
Maturity Advances Outstanding                            0.00